                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers of FLUOR CORPORATION, a Delaware corporation ("Fluor"), does hereby constitute and appoint L. N. FISHER, R. M. BUKATY, and R. R. DRYDEN and each of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign the annual report on Form 10-K for the fiscal year ended October 31, 1998, and any and all amendments thereto, to be filed by Fluor with the Securities and Exchange Commission and to file such annual report and any amendments, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission; and each of the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 15th day of January, 1999.


                                                          /s/ P. J. CARROLL, JR.
                                                          ----------------------
                                                              P. J. Carroll, Jr.

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers of FLUOR CORPORATION, a Delaware corporation ("Fluor"), does hereby constitute and appoint L. N. FISHER, R. M. BUKATY, and R. R. DRYDEN and each of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign the annual report on Form 10-K for the fiscal year ended October 31, 1998, and any and all amendments thereto, to be filed by Fluor with the Securities and Exchange Commission and to file such annual report and any amendments, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission; and each of the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 18th day of January, 1999.

                                                        /s/ D. L. Blankenship
                                                        ------------------------
                                                            D. L. Blankenship

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers of FLUOR CORPORATION, a Delaware corporation ("Fluor"), does hereby constitute and appoint L. N. FISHER, R. M. BUKATY, and R. R. DRYDEN and each of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign the annual report on Form 10-K for the fiscal year ended October 31, 1998, and any and all amendments thereto, to be filed by Fluor with the Securities and Exchange Commission and to file such annual report and any amendments, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission; and each of the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 18th day of January, 1999.


                                                      /s/ C. A. Campbell, Jr.
                                                      --------------------------
                                                          C. A. Campbell, Jr.

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers of FLUOR CORPORATION, a Delaware corporation ("Fluor"), does hereby constitute and appoint L. N. FISHER, R. M. BUKATY, and R. R. DRYDEN and each of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign the annual report on Form 10-K for the fiscal year ended October 31, 1998, and any and all amendments thereto, to be filed by Fluor with the Securities and Exchange Commission and to file such annual report and any amendments, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission; and each of the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 13th day of January, 1999.


                                                            /s/ P. J. Fluor
                                                            ------------------
                                                                P. J. Fluor

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers of FLUOR CORPORATION, a Delaware corporation ("Fluor"), does hereby constitute and appoint L. N. FISHER, R. M. BUKATY, and R. R. DRYDEN and each of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign the annual report on Form 10-K for the fiscal year ended October 31, 1998, and any and all amendments thereto, to be filed by Fluor with the Securities and Exchange Commission and to file such annual report and any amendments, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission; and each of the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 14th day of January, 1999.


                                                            /s/ D. P. Gardner
                                                            --------------------
                                                                D. P. Gardner

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers of FLUOR CORPORATION, a Delaware corporation ("Fluor"), does hereby constitute and appoint L. N. FISHER, R. M. BUKATY, and R. R. DRYDEN and each of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign the annual report on Form 10-K for the fiscal year ended October 31, 1998, and any and all amendments thereto, to be filed by Fluor with the Securities and Exchange Commission and to file such annual report and any amendments, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission; and each of the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 13th day of January, 1999.


                                                            /s/ T. L. Gossage
                                                            --------------------
                                                                T. L. Gossage

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers of FLUOR CORPORATION, a Delaware corporation ("Fluor"), does hereby constitute and appoint L. N. FISHER, R. M. BUKATY, and R. R. DRYDEN and each of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign the annual report on Form 10-K for the fiscal year ended October 31, 1998, and any and all amendments thereto, to be filed by Fluor with the Securities and Exchange Commission and to file such annual report and any amendments, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission; and each of the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 17th day of January, 1999.


                                                            /s/ B. R. Inman
                                                            -------------------
                                                                B. R. Inman

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers of FLUOR CORPORATION, a Delaware corporation ("Fluor"), does hereby constitute and appoint L. N. FISHER, R. M. BUKATY, and R. R. DRYDEN and each of them, with full power to act without the other, as her true and lawful attorneys-in-fact and agents, for her and in her name, place and stead, in any and all capacities, to sign the annual report on Form 10-K for the fiscal year ended October 31, 1998, and any and all amendments thereto, to be filed by Fluor with the Securities and Exchange Commission and to file such annual report and any amendments, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission; and each of the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed her signature as of the 13th day of January, 1999.


                                                           /s/ V. S. Martinez
                                                           ---------------------
                                                               V. S. Martinez

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers of FLUOR CORPORATION, a Delaware corporation ("Fluor"), does hereby constitute and appoint L. N. FISHER, R. M. BUKATY, and R. R. DRYDEN and each of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign the annual report on Form 10-K for the fiscal year ended October 31, 1998, and any and all amendments thereto, to be filed by Fluor with the Securities and Exchange Commission and to file such annual report and any amendments, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission; and each of the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 15th day of January, 1999.


                                                            /s/ D. R. O'Hare
                                                            --------------------
                                                                D. R. O'Hare

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers of FLUOR CORPORATION, a Delaware corporation ("Fluor"), does hereby constitute and appoint L. N. FISHER, R. M. BUKATY, and R. R. DRYDEN and each of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign the annual report on Form 10-K for the fiscal year ended October 31, 1998, and any and all amendments thereto, to be filed by Fluor with the Securities and Exchange Commission and to file such annual report and any amendments, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission; and each of the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 12th day of January, 1999.

                                           /s/ R. Renwick
                                           ------------------------------------
                                               Lord Robin Renwick, K. C. M. G

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers of FLUOR CORPORATION, a Delaware corporation ("Fluor"), does hereby constitute and appoint L. N. FISHER, R. M. BUKATY, and R. R. DRYDEN and each of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign the annual report on Form 10-K for the fiscal year ended October 31, 1998, and any and all amendments thereto, to be filed by Fluor with the Securities and Exchange Commission and to file such annual report and any amendments, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission; and each of the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 13th day of January, 1999.

                                                            /s/ J. O. Rollans
                                                            --------------------
                                                                J. O. Rollans

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers of FLUOR CORPORATION, a Delaware corporation ("Fluor"), does hereby constitute and appoint L. N. FISHER, R. M. BUKATY, and R. R. DRYDEN and each of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign the annual report on Form 10-K for the fiscal year ended October 31, 1998, and any and all amendments thereto, to be filed by Fluor with the Securities and Exchange Commission and to file such annual report and any amendments, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission; and each of the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed her signature as of the 13th day of January, 1999.


                                                            /s/ M. R. Seger
                                                            -------------------
                                                                M. R. Seger

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers of FLUOR CORPORATION, a Delaware corporation ("Fluor"), does hereby constitute and appoint L. N. FISHER, R. M. BUKATY, and R. R. DRYDEN and each of them, with full power to act without the other, as her true and lawful attorneys-in-fact and agents, for her and in her name, place and stead, in any and all capacities, to sign the annual report on Form 10-K for the fiscal year ended October 31, 1998, and any and all amendments thereto, to be filed by Fluor with the Securities and Exchange Commission and to file such annual report and any amendments, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission; and each of the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 14th day of January, 1999.


                                                            /s/ J. C. Stein
                                                            -------------------
                                                                J. C. Stein